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                                                                   Exhibit 10.27

                   TERMINATION OF SENIOR MANAGEMENT AGREEMENT
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          This AGREEMENT (this "AGREEMENT") is entered into as of _____________
__, 1998, by and among Edmund R. Miller (the "EXECUTIVE"), AnswerThink Consulting Group, Inc. (the "COMPANY"), the Company and those members of the Company's Board of Directors whose signatures appear on the Consent of Directors attached hereto (the "DIRECTORS").

                                    RECITALS
                                    --------

          A. The Executive has entered into a Senior Management Agreement with the Company dated as of April 23, 1997, as amended effective March 27, 1998 (the "SENIOR MANAGEMENT AGREEMENT").

          B. The Directors and the Executive desire to terminate the Senior Management Agreement pursuant to the terms and provisions of this Agreement.

          C. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Senior Management Agreement.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the foregoing premises, and good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.  TERMINATION OF SENIOR MANAGEMENT AGREEMENT.  Effective upon the completion
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of the initial public offering of the Company's Common Stock (the "OFFERING
DATE"), the Senior Management Agreement shall be terminated and from and after the Offering Date the Senior Management Agreement shall be of no further force or effect. Shares of the Company's Common Stock purchased by the Executive pursuant to the Senior Management Agreement that have become vested thereunder before the Offering Date shall continue to be fully vested notwithstanding the termination of the Senior Management Agreement.

2.  EFFECTIVE DATE.  This Agreement shall be effective as of the Offering Date.
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3.  COUNTERPARTS; FACSIMILE TRANSMISSION.  This Agreement may be executed in any
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number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A party's signature appearing on this Agreement sent by facsimile transmission shall be binding as evidence of that party's acceptance and agreement to the terms hereof.
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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.




THE EXECUTIVE:                                ANSWERTHINK CONSULTING GROUP, INC.

                                              By:
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Edmund R. Miller                                 Ted A. Fernandez, President





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